<DOCUMENT>
<TYPE>8-K
<SEQUENCE>1
<FILENAME>nmb8k.txt
<TEXT>

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT FORM

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004
NewMil Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16455	06-1186389
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

19 Main Street, P.O. Box 600, New Milford, CT	06776
(Address of principal executive offices)	(Zip code)

(860) 355-7600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Page 1 of 3
(continued)

ITEM 5	Other Events
------------

In a press release attached to this 8-K as Exhibit 99.1, the
Company announced quarterly earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEWMIL BANCORP, INC.

Registrant

July 21, 2004

/s/ B. Ian McMahon
B. Ian McMahon
Its: Senior Vice President

(continued)